Chartered-in Vessels (Tables)	9 Months Ended
Sep. 30, 2018
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases
The minimum estimated charter hire and rental payments for the remainder of the year and the following four fiscal years, as at September 30, 2018, for the Partnership’s chartered-in vessel accounted for as an operating lease were as follows:

	Remainder of 2018	2019	2020	2021	2022
Vessel Charters (i)	$	$	$	$	$
Charters-in – operating leases (ii)	5,980	23,725	16,055	—	—

(i)
The Partnership owns 69% of Teekay BLT Corporation (or the Teekay Tangguh Joint Venture), which is a party to operating leases whereby the Teekay Tangguh Joint Venture is leasing the Tangguh Hiri and Tangguh Sago LNG carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The table above does not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2017. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Teekay Tangguh Joint Venture is the lessee, the lessor claims tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of the Partnership relating to the leasing arrangement through the Teekay Tangguh Joint Venture as at September 30, 2018 was $6.7 million (December 31, 2017 – $7.1 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third party plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(ii) As at September 30, 2018, the Partnership is chartering in a vessel at a fixed-rate from its 52%-owned joint venture with Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture) for a period of two years until September 2020. The Partnership recognizes the expense from this charter on a straight-line basis over the firm period of the charter and is presented as time-charter hire expense in the Partnership's consolidated statements of income (loss).

Schedule of Future Minimum Lease Payments for Capital Leases
The minimum estimated charter hire and rental payments for the remainder of the year and the following four fiscal years, as at September 30, 2018, for the Partnership’s chartered-in vessels accounted for as capital leases were:

	Remainder of 2018	2019	2020	2021	2022
Vessel Charters	$	$	$	$	$
Charters-in – capital leases (i)	54,441	119,517	118,685	117,772	116,978

(i)
As at September 30, 2018, the Partnership was a party, as lessee, to a capital lease on one Suezmax tanker, the Toledo Spirit. Under this capital lease, the owner has the option to require the Partnership to purchase the vessel. The charterer, who is also the owner, also had the option to cancel the charter contract and the cancellation option was first exercisable in August 2018. In May 2018, the charterer of the Toledo Spirit gave formal notification to the Partnership of its intention to terminate its charter contract subject to certain conditions being met and third-party approvals being received. The amounts in the table above assume the owner will not exercise its option to require the Partnership to purchase the vessel from the owner, but rather assume the owner will cancel the charter contract when the owner sells the vessel to a third party, upon which, the remaining lease obligation will be extinguished. Therefore, the table above does not include any amounts after the expected cancellation date of the lease, which is expected to be early-2019.

The Partnership is also a party to capital leases on eight LNG carriers, the Creole Spirit, the Oak Spirit, the Torben Spirit, the Macoma, the Murex, the Magdala, the Myrina and the Megara. Upon delivery of these eight LNG carriers between February 2016 and July 2018, the Partnership sold these respective vessels to third parties (or the Lessors) and leased them back under 10-year bareboat charter contracts ending in 2026 through to 2028. The bareboat charter contracts are accounted for as obligations related to capital leases and have fixed-price purchase obligations at the end of the lease terms.

The Partnership understands that these vessels and lease operations are the only assets and operations of the Lessors. The Partnership operates the vessels during the lease term and as a result, is considered to be, under GAAP, each Lessor's primary beneficiary; therefore, the Partnership consolidates the Lessors for financial reporting purposes as VIEs.

The liabilities of the Lessors are loans and are non-recourse to the Partnership. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by the Partnership's subsidiaries under the sale-leaseback transaction. As a result, the amounts due by the Partnership's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessors' loans.

The obligations of the Partnership under the bareboat charter contracts are guaranteed by the Partnership. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at September 30, 2018, the Partnership was in compliance with all covenants in respect of the obligations related to capital leases.